Exhibit 99.442

Inter-Zonal Congestion Management for PX Participants December 24, 1997

Example of PX Auction PX runs an energy auction for Hour 1: Two parties bid to sell energy Cost Curve for Seller 1's Portfolio: (0 MWh, $0/MWh), (0 MWh, $5/MWh), (50 MWh, $9/MWh), (50 MWh, $39/MWh), (1250 MWh, $41/MWh) Cost Curve for Seller 2's Portfolio: (0 MWh, $0/MWh), (0 MWh, $30/MWh), (50 MWh, $31/MWh) (50 MWh, $50/MWh), (700 MWh, $51/MWh) Two parties bid to buy energy Cost Curve for Buyer 1's Portfolio: (100 MWh, $0/MWh), (100 MWh, $1000/MWh) Cost Curve for Buyer 2's Portfolio: (600 MWh, $0/MWh), (600 MWh, $1000/MWh)

PX Market 0 0 0 5 50 9 50 30 100 31 150 39 700 40 700 0 700 60 700 40 1350 41 1350 50 2000 51 Supply & Demand intersect at (700 MWh, $40/MWh): Seller 1 sells 650 MWh. Seller 2 sells 50 MWh. Buyer 1 buys 100 MWh. Buyer 2 buys 600 MWh. Buyers and sellers must schedule their resources: Seller 1 schedules generator G1 at 650 MWh. Seller 2 schedules generator G2 at 50 MWh. Buyer 1 schedules load D1 at 100 MWh. Buyer 2 schedules load D2 at 600 MWh.

Preferred Schedules: PX and SC2



PX
G1 = 650 MWh
D1 = 100 MWh
Scheduled Flow: 550 MWh
G2 = 50 MWh
D2 = 600 MWh
Actual Flow 1150 MWh
A
B
700 MWh Flow Limit
G3 = 700 MWh
D3 = 100 MWh
Scheduled Flow: 600 MWh
D4 = 600 MWh
Schedule Coordinator 2

PX submits its Initial Preferred Schedule to the ISO.
SC2 also submits its Initial Preferred Schedule to the ISO.
Combined schedules violate the transmission constraint between Zone A and Zone B.
We will assume $GMM_A = GMM_B = 1.0$ for simplicity.

4

Auction Results and Transmission

- PX energy auction results are preliminary.
  - The PX must acquire interzonal transmission capacity.
- Scheduling Coordinators <u>compete</u> for interzonal transmission capacity in the ISO's market.
  - The ISO auctions interzonal transmission capacity to SCs.
- PX may fail to acquire transmission capacity it needs to accept its participants' preferred schedules.
  - A PX participant's schedule may be adjusted if other SCs outbid the PX for interzonal transmission.
    - PX participant whose schedule is adjusted is **<u>NOT</u>** compensated.
      - No right to transmission to support its preferred schedule.
    - Similar to the PX energy auction in that a loser in the PX auction is not compensated for lost sales or purchases.

5

Interzonal Congestion Effects... Because of congestion, PX zonal prices will differ. PX seller decides amount willing to sell at different prices. For G1: Willing to sell 50 MWh at any price. At $40/MWh willing to sell up to 800 MWh. Incremental Price = $40/MWh 3 PX MCP = $40/MWh, Decremental Price = $40/MWh £ PX MCP. Bid format: (50 MWh, $40/MWh), (800 MWh, $40/MWh). For G2: Willing to sell 50 MWh at any price. At $50/MWh willing to sell up to 700 MWh. Incremental Price = $50/MWh 3 PX MCP = $40/MWh, no Decremental Price (-$¥/MWh £ PX MCP). Bid format: (50 MWh, $50/MWh), (700 MWh, $50/MWh).

....Interzonal Congestion Effects PX buyer decides amount willing to buy at different prices. For D1: Willing to buy 100 MWh at any price up to $1000/MWh. (100 MWh, $0/MWh), (100 MWh, $1000/MWh). For D2: Willing to buy 600 MWh at any price up to $1000/MWh. (600 MWh, $0/MWh), (600 MWh, $1000/MWh). These bids determine the value of interzonal transmission to the PX and its participants.

Adjustment bids for SC2 SC2 also submits adjustment bids. These bids could indicate the willingness of participants in SC2's energy market to buy and sell energy. For G3: Willing to sell 50 MWh at any price. At $60/MWh willing to sell up to 800 MWh. (50 MWh, $60/MWh), (800 MWh, $60/MWh). For D3: Willing to buy 100 MWh at any price up to $1000/MWh. (100 MWh, $0/MWh), (100 MWh, $1000/MWh). For D4: Willing to buy up to 600 MWh at $90/MWh. (0 MWh, $90/MWh), (600 MWh, $90/MWh).

Adjustment Bids for PX and SC2


PX
$50 \le G_1 \le 800$
@ \$40/MWh
D_1 = 100 MWh
$50 \le G_2 \le 700$
@ \$50/MWh
D_2 = 600 MWh
A
B
700 MWh Flow Limit
$50 \le G_3 \le 800$
@ \$60/MWh
D_3 = 100 MWh
$0 \le D_4 \le 600$
@ \$90/MWh
Schedule Coordinator 2

PX can serve D_2 using either G_1 or G_2. The difference in cost is \$10/MWh.
SC2 can serve D_4 using G_3 or curtail D_4. The difference in cost is \$30/MWh.

9

Rescheduling to Alleviate Inter-Zonal Congestion


PX
G1 = 200 MWh @ $40/MWh
D1 = 100 MWh
Scheduled Flow: 100 MWh
G2 = 500 MWh @ $50/MWh
D2 = 600 MWh
Actual Flow 700 MWh
A
B
700 MWh Flow Limit
G3 = 700 MWh @ $60/MWh
D3 = 100 MWh
Scheduled Flow: 600 MWh
D4 = 600 MWh @ $90/MWh
Schedule Coordinator 2

Give transmission to SC who can use it to best advantage:

Value to PX is $10/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.

Value to SC2 is $30/MWh. Cost of reducing G_3 and curtailing D_4.

10

Marginal Costs for Example... Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. PX's marginal cost in Zone A is $40/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's marginal value for transmission is $10/MWh.

....Marginal Costs for Example Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost in Zone A is $60/MWh. If D4 increases by 1 MWh: ISO would take 1 MW of transmission from PX and allocate it to SC2. SC2 would increase G3 by 1 MWh (Cost $60/MWh). PX would decrease G1 by 1 MWh (Savings $40/MWh). PX would increase G2 by 1 MWh (Cost $50/MWh). SC2's marginal cost in Zone B is $70/MWh ($60/MWh-$40/MWh+$50/MWh). SC2's marginal value for transmission is $10/MWh. Congestion cost is the same for the PX and SC2.

PX Participants PX Zonal MCP in Zone A is $40/MWh: PX payment to G1 = 200 MWh * $40/MWh = $8,000. PX charge to D1 = 100 MWh * $40/MWh = $4,000. PX Zonal MCP in Zone B is $50/MWh: PX payment to G2 = 500 MWh * $50/MWh = $25,000. PX charge to D2 = 600 MWh * $50/MWh = $30,000. ISO Congestion Cost is $10/MWh: PX payment to ISO = 100 MWh * $10/MWh = $1,000. Sum of PX's payments = $34,000. Sum of PX's charges = $34,000.

Changing Adjustment Bids Within the PX, G1 is competing with G2 to serve PX demand. G1 could try to structure its adjustment bid to increase its sales by gaining access to more transmission capacity. For example: Suppose that G1 decides not to submit an adjustment bid. Implication is that G1 is willing to sell 650 MWh at any price. (650 MWh, -$¥/MWh), (650 MWh, +$¥/MWh). This would allow G1 to serve more of D2. What would happen?

Example: Revised Adjustment Bids A B G1 = 650 MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $60/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 700 MWh Flow Limit PX must keep G1 at 650 MWh . PX is willing to pay any amount for transmission capacity it needs to keep G1 at 650 MWh . SC2 can serve D4 using G3 or curtail D4 . The difference in cost is $30/MWh.

Rescheduling to Alleviate Inter-Zonal Congestion in Revised Example


PX
G_1 = 650 MWh
D_1 = 100 MWh
Scheduled Flow: 550 MWh
G_2 = 50 MWh
D_2 = 600 MWh
Actual Flow 700 MWh
A
B
700 MWh Flow Limit
G_3 = 250 MWh
D_3 = 100 MWh
Scheduled Flow: 150 MWh
D_4 = 150 MWh
Schedule Coordinator 2

Give transmission to SC who can use it to best advantage:

Value to PX is \$∞/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.

Value to SC2 is \$30/MWh. Cost of reducing G_3 and curtailing D_4.

16

Marginal Costs for Revised Example... Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2's adjustment bid is $50/MWh. An additional 1 MW of transmission from A to B is now available to SC2. SC2 would increase G3 by 1 MWh (Cost $60/MWh). SC2 would increase D4 by 1 MWh (Savings $90/MWh). PX's marginal cost in Zone A is $20/MWh. ($50/MWh + $60/MWh - $90/MWh). If D2 increases 1 MWh: PX would increase G2 by 1 MWh (Cost $50/MWh). Cost of energy from G2's adjustment bid is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's marginal value for transmission is $30/MWh.

....Marginal Costs for Revised Example Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost in Zone A is $60/MWh. If D4 increases by 1 MWh: SC2 would increase curtailment of G4 by 1 MWh. Cost of curtailing additional demand of D4 is $90/MWh. SC2's marginal cost in Zone B is $90/MWh. SC2's marginal value for transmission is $30/MWh. Transmission congestion cost is the same for PX and SC2.

PX Payments in Revised Example PX Zonal MCP in Zone A is $20/MWh: PX payment to G1 = 650 MWh * $20/MWh = $13,000. PX charge to D1 = 100 MWh * $20/MWh = $2,000. PX Zonal MCP in Zone B is $50/MWh: PX payment to G2 = 50 MWh * $50/MWh = $2,500. PX charge to D2 = 600 MWh * $50/MWh = $30,000. ISO Congestion Cost is $30/MWh: PX payment to ISO = 550 MWh * $30/MWh = $16,500. Sum of PX's payments = $32,000. Sum of PX's charges = $32,000.

Effect on Payments G1's action to increase its sale to the PX would have several consequences: Lowers the PX MCP in Zone A from $40/MWh to $20/MWh. G1 is in Zone A so this lowers the price G1 receives for its energy. Places G1 at risk that the PX MCP in Zone A may no longer cover G1's costs. Increases the congestion cost from $10/MWh to $30/MWh. Increases PX transmission use from 100 MW to 550 MW. Causes the PX congestion payment to the ISO to increase from $1,000 to $16,000. Net impact is to shift revenues from PX participants to the transmission owners.